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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 2, 2000


                    ENTRAVISION COMMUNICATIONS CORPORATION
                    --------------------------------------
              (Exact name of registrant as specified in charter)


            Delaware                 1-15997            95-4783236
            ------------------------------------------------------
           (State or other          (Commission File   (IRS Employer
            jurisdiction of          Number)            Identification No.)
            incorporation)


        2425 OLYMPIC BOULEVARD, SUITE 6000 WEST, SANTA MONICA, CA 90404
        ---------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)

      Registrant's telephone number, including area code: (310) 447-3870


                                      N/A
        (Former name or former address, if changed since last report.)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On October 2, 2000, Entravision Communications Corporation ("Entravision") closed the purchase of certain outdoor advertising assets located in high-density communities in New York City, from Infinity Broadcasting Corporation for a total of $168.2 million. Entravision acquired no new employees as a result of the asset purchase. The acquisition was funded from the proceeds of Entravision's initial public offering.

Entravision issued a press release on October 16, 2000, announcing the acquisition. The press release is attached hereto as Exhibit 99.1.

This Form 8-K and the press release attached hereto as Exhibit 99.1, may contain forward-looking statements concerning our expectations of future revenue, expenses, the outcome of our growth and acquisition strategy and the projected growth of the U.S. Hispanic population. Forward-looking statements often include words or phrases such as "will likely result," "expect," "will continue," "anticipate," "estimate," "intend," "plan," "project," "outlook," "seek" or similar expressions. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed in the forward-looking statements. We caution you not to place undue reliance on these forward-looking statements, which reflect our management's view only as of the date of this Form 8-K.

Such statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The section entitled "Factors That May Affect Future Results" set forth in our Form 10-Q for the quarter ended June 30, 2000, and similar discussions in our registration statement declared effective by the Securities and Exchange Commission ("SEC") on August 1, 2000 discuss some of the important risk factors that may affect our business, results of operations and financial condition.
You should carefully consider those risks, in addition to the other information in this report and in other filings with the SEC, before deciding to invest in our company or to maintain or increase your investment. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)   Financial statements of businesses acquired.  None

          (b)   Pro forma business information.  None

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          (c)   Exhibits

                2.1 Asset Purchase Agreement dated as of the June 14, 2000 by and between Entravision and Infinity Broadcasting Corporation (incorporated herein by reference to Exhibit 2.6 to Entravision's Registration Statement on Form S-1 (No. 333 - 35336), as amended).

                99.1      Press Release, issued October 16, 2000.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    ENTRAVISION COMMUNICATIONS CORPORATION


                    By:   /s/ Walter F. Ulloa
                       --------------------------------------------------------
                    Name:  Walter F. Ulloa
                    Title: Chairman and Chief Executive Officer


DATE: October 16, 2000

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                                 EXHIBIT INDEX

EXHIBIT NO.     EXHIBIT

      2.1 Asset Purchase Agreement dated as of the June 14, 2000 by and between Entravision and Infinity Broadcasting Corporation (incorporated herein by reference to Exhibit 2.6 to Entravision's Registration Statement on Form S-1 (No. 333 -35336), as amended).

     99.1       Press Release, issued October 16, 2000.

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